UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   July 27, 2011

HESS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 27, 2011, Hess Corporation issued a news release reporting estimated results for the second quarter of 2011.  A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.

Item 7.01.  Regulation FD Disclosure.

Furnished hereunder are the prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer of Hess Corporation at a public conference call held on July 27, 2011.  A copy of his remarks is attached as Exhibit 99(2) and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

	99(1)	News release dated July 27, 2011 reporting estimated results for the second quarter of 2011.

	99(2)	Prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 27, 2011

HESS CORPORATION

		By:	/s/ John P. Rielly
		Name:	John P. Rielly
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99(1)	News release dated July 27, 2011 reporting estimated results for the second quarter of 2011.

99(2)	Prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer.

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